UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2011

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value total return (“NAV”) of The Gabelli Healthcare & WellnessRX Trust (the “Fund”) was 15.82%, compared with the return of the Standard & Poor’s (“S&P”) 500 HealthCare Index increase of 13.93%. The total return for the Fund’s publicly traded shares was 15.49%. On June 30, 2011, the Fund’s NAV per share was $9.07, while the price of the publicly traded shares closed at $7.73 on the New York Stock Exchange (“NYSE”).

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	6.99%	15.82%	32.19%	11.05%	5.63%
Investment Total Return (c)	0.52	15.49	32.31	9.97	0.98
S&P 500 Health Care Index	7.87	13.93	28.54	7.42	2.17
S&P 500 Index	0.10	6.02	30.69	3.34	(1.05	)(d)
S&P 500 Consumer Staples Index	5.25	7.91	26.67	8.93	6.79
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $8.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $8.00.
(d)	From June 30, 2007, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2011:

Food	24.1%
Health Care Providers and Services	14.2%
Health Care Equipment and Supplies	13.7%
U.S. Government Obligations	11.4%
Pharmaceuticals	11.0%
Beverages	9.9%
Food and Staples Retailing	8.8%
Biotechnology	3.5%

Computer Software and Services	0.9%
Consumer Services and Supplies	0.9%
Capital Goods	0.8%
Specialty Chemicals	0.6%
Health Care	0.1%
Household and Personal Products	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the first of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 16, 2011 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 16, 2011 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, Vincent D. Enright, and Anthonie C. van Ekris as Trustees of the Fund. A total of 7,874,895 votes, 8,189,724 votes, and 8,186,452 votes were cast in favor of these Trustees and a total of 614,661 votes, 299,832 votes, and 303,104 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita and James P. Conn as Trustees of the Fund for the remainder of their terms. A total of 1,036,763 votes and 1,037,563 votes were cast in favor of these Trustees and a total of 120,828 and 120,028 votes were withheld for these Trustees, respectively.

Thomas E. Bratter, Robert C. Kolodny, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 88.5%
	Beverages — 9.9%
35,000	Dr Pepper Snapple Group Inc.	$914,769	$1,467,550
12,000	Hansen Natural Corp.†	412,587	971,400
51,000	ITO EN Ltd.	965,313	901,472
46,000	Mead Johnson Nutrition Co.	2,012,727	3,107,300
15,000	Morinaga Milk Industry Co. Ltd.	48,287	63,909
400,000	Parmalat SpA	1,096,287	1,504,684
35,000	Peet’s Coffee & Tea Inc.†	1,447,343	2,019,500
10,000	PepsiCo Inc.	648,904	704,300
30,000	The Coca-Cola Co.	1,666,457	2,018,700
400,000	Vitasoy International Holdings Ltd.	234,646	321,780

		9,447,320	13,080,595

	Biotechnology — 3.5%
18,000	Acorda Therapeutics Inc.†	507,476	581,580
36,000	Cephalon Inc.†	2,871,759	2,876,400
20,000	Gilead Sciences Inc.†	832,827	828,200
137,635	Orchid Cellmark Inc.†	382,047	379,873

		4,594,109	4,666,053

	Capital Goods — 0.8%
12,000	Bucyrus International Inc.	1,081,542	1,099,920

	Computer Software and Services — 0.9%
60,000	Computer Task Group Inc.†	776,932	790,200
60,000	eResearchTechnology Inc.†	413,473	382,200

		1,190,405	1,172,400

	Consumer Services and Supplies — 0.9%
15,000	Weight Watchers International Inc.	448,019	1,132,050

	Food — 24.1%
30,000	Campbell Soup Co.	1,051,407	1,036,500
35,000	Danone	2,161,277	2,611,372
55,000	Dean Foods Co.†	874,656	674,850
80,000	Dole Food Co. Inc.†	866,553	1,081,600
45,000	Flowers Foods Inc.	657,458	991,800
45,000	General Mills Inc.	1,315,478	1,674,900
20,000	H.J. Heinz Co.	855,165	1,065,600
51,000	Inventure Foods Inc.†	204,521	203,490
25,000	Kellogg Co.	1,263,183	1,383,000
30,000	Kerry Group plc, Cl. A	981,402	1,246,411
130,000	Kikkoman Corp.	1,475,429	1,364,512
40,000	Kraft Foods Inc., Cl. A	1,163,767	1,409,200
79,000	Lifeway Foods Inc.†	797,904	883,220
10,000	MEIJI Holdings Co. Ltd.	433,330	420,471
55,000	Nestlé SA	2,496,874	3,418,079
6,000	Rock Field Co. Ltd.	81,896	94,429
130,000	Sara Lee Corp.	1,831,583	2,468,700
200,000	Smart Balance Inc.†	1,186,517	1,036,000
30,000	Snyders-Lance Inc.	575,717	648,900
62,000	The Hain Celestial Group Inc.†	1,444,927	2,068,320
24,000	The J.M. Smucker Co.	1,307,314	1,834,560

Shares		Cost	Market Value

110,000	Tingyi (Cayman Islands) Holding Corp.	$176,608	$339,964
55,000	Unilever plc, ADR	1,690,696	1,781,450
70,000	YAKULT HONSHA Co. Ltd.	1,848,639	2,019,005

		26,742,301	31,756,333

	Food and Staples Retailing — 8.8%
75,000	CVS Caremark Corp.	2,528,142	2,818,500
30,000	Ingles Markets Inc., Cl. A	454,430	496,500
60,000	Safeway Inc.	1,225,417	1,402,200
60,000	SUPERVALU Inc.	1,034,361	564,600
40,000	The Kroger Co.	852,218	992,000
40,000	United Natural Foods Inc.†	1,339,920	1,706,800
21,000	Walgreen Co.	709,267	891,660
43,000	Whole Foods Market Inc.	1,102,154	2,728,350

		9,245,909	11,600,610

	Health Care Equipment and Supplies — 13.7%
22,000	Baxter International Inc.	1,152,590	1,313,180
15,000	Becton, Dickinson and Co.	1,105,730	1,292,550
40,000	Boston Scientific Corp.†	324,877	276,400
25,400	Cantel Medical Corp.	576,426	683,514
33,000	Covidien plc	1,295,698	1,756,590
38,400	Cutera Inc.†	408,242	327,552
4,000	Exactech Inc.†	75,462	72,040
30,000	Greatbatch Inc.†	719,309	804,600
9,400	Henry Schein Inc.†	418,608	672,946
15,000	Hologic Inc.†	242,714	302,550
25,000	ICU Medical Inc.†	976,604	1,092,500
45,000	Immucor Inc.†	875,007	918,900
12,000	IRIS International Inc.†	111,243	119,880
20,000	Kinetic Concepts Inc.†	1,040,456	1,152,600
3,200	MAKO Surgical Corp.†	82,049	95,136
12,000	Medtronic Inc.	604,076	462,360
550,000	Northstar Neuroscience Inc.†	0	16,500
79,400	Oridion Systems Ltd.†	1,137,148	1,180,493
7,000	Orthofix International NV†	191,349	297,290
12,000	Palomar Medical Technologies Inc.†	158,934	135,360
45,000	Q-Med AB† (a)	493,726	562,038
22,000	Rochester Medical Corp.†	220,200	198,880
30,000	St. Jude Medical Inc.	1,172,001	1,430,400
4,000	Stryker Corp.	197,260	234,760
18,931	Thermo Fisher Scientific Inc.†	925,288	1,218,967
62,740	Vascular Solutions Inc.†	580,415	777,976
10,000	Zimmer Holdings Inc.†	560,785	632,000

		15,646,197	18,027,962

	Health Care Providers and Services — 14.2%
20,000	Aetna Inc.	877,801	881,800
19,000	Alere Inc.†	416,343	695,780
6,000	Amedisys Inc.†	220,538	159,780

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care Providers and Services — (Continued)
32,000	AmerisourceBergen Corp.	$809,091	$1,324,800
4,800	Chemed Corp.	259,475	314,496
25,000	CIGNA Corp.	856,069	1,285,750
25,000	Community Health Systems Inc.†	749,671	642,000
500,000	Continucare Corp.†	2,034,641	3,090,000
14,000	Express Scripts Inc.†	366,997	755,720
15,000	Gentiva Health Services Inc.†	362,420	312,450
35,000	HCA Holdings Inc.†	1,070,625	1,155,000
27,000	Healthways Inc.†	463,133	409,860
20,000	McKesson Corp.	1,146,276	1,673,000
40,000	Medco Health Solutions Inc.†	1,915,206	2,260,800
70,000	Metropolitan Health Networks Inc.†	335,807	335,300
20,250	Owens & Minor Inc.	501,559	698,423
11,200	PSS World Medical Inc.†	176,307	313,712
150,000	Tenet Healthcare Corp.†	958,083	936,000
24,500	UnitedHealth Group Inc.	860,559	1,263,710
25,000	Universal American Corp.	229,250	273,750

		14,609,851	18,782,131

	Household and Personal Products — 0.1%
5,000	Avon Products Inc.	144,830	140,000

	Pharmaceuticals — 11.0%
48,000	Abbott Laboratories	2,441,010	2,525,760
1,000	Allergan Inc.	70,890	83,250
30,000	Bristol-Myers Squibb Co.	774,373	868,800
20,000	Endo Pharmaceuticals Holdings Inc.†	770,973	803,400
35,500	Johnson & Johnson	2,082,253	2,361,460
40,000	Merck & Co. Inc.	1,288,323	1,411,600
60,000	Mylan Inc.†	946,512	1,480,200
18,000	Par Pharmaceutical Cos. Inc.†	593,857	593,640
35,000	Pfizer Inc.	619,185	721,000
4,000	Roche Holding AG, ADR	168,750	167,840
23,000	Teva Pharmaceutical Industries Ltd., ADR	1,070,222	1,109,060
20,000	Warner Chilcotte plc, Cl. A	450,108	482,600
27,000	Watson Pharmaceuticals Inc.†	1,178,988	1,855,710

		12,455,444	14,464,320

	Specialty Chemicals — 0.6%
5,000	FMC Corp.	393,194	430,100
3,000	The Lubrizol Corp.	403,050	402,810

		796,244	832,910

	TOTAL COMMON STOCKS	96,402,171	116,755,284

Shares		Cost	Market Value

	RIGHTS — 0.1%
	Health Care — 0.1%
60,000	Sanofi, CVR, expire 12/31/20†	$137,766	$144,600

	WARRANTS — 0.0%
	Health Care Equipment and Supplies — 0.0%
80,907	Radient Pharmaceutical Corp., expire 12/31/11† (a)	148,405	97

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 11.4%
$14,993,000	U.S. Treasury Bills, 0.050% to 0.071%††, 08/11/11 to 12/15/11	14,990,922	14,990,993

TOTAL INVESTMENTS — 100.0%		$111,679,264	131,890,974

Other Assets and Liabilities (Net)			62,535

PREFERRED STOCK (1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON SHARES (11,237,260 common shares outstanding)			$101,953,509

NET ASSET VALUE PER COMMON SHARE ($101,953,509 ÷ 11,237,260 shares outstanding)			$9.07

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the market value of the fair valued securities amounted to $562,135 or 0.42% of total investments.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Market Value	Market Value
North America	83.5%	$110,102,925
Europe	12.3	16,262,507
Japan	3.7	4,863,797
Asia/Pacific	0.5	661,745

Total Investments	100.0%	$131,890,974

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $111,679,264)	$131,890,974
Cash	3,670
Receivable for investments sold	1,935,450
Dividends receivable	198,309
Deferred offering expense	309,043
Prepaid expense	1,608

Total Assets	134,339,054

Liabilities:
Payable for investments purchased	1,574,230
Distributions payable	19,200
Payable for investment advisory fees	105,868
Payable for payroll expenses	10,852
Payable for accounting fees	7,500
Payable for rights offering expenses	324,968
Payable for preferred offering expenses	216,887
Other accrued expenses	126,040

Total Liabilities	2,385,545

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value 1,200,000 shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$101,953,509

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$81,716,405
Accumulated net investment loss	(132,006)
Accumulated net realized gain on investments and foreign currency transactions	151,119
Net unrealized appreciation on investments	20,211,710
Net unrealized appreciation on foreign currency translations	6,281

Net Assets	$101,953,509

Net Asset Value per Common Share:
($101,953,509 ÷ 11,237,260 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$9.07

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $9,697)	$816,046
Interest	4,520

Total Investment Income	820,566

Expenses:
Investment advisory fees	568,854
Shareholder communications expenses	147,786
Legal and audit fees	61,001
Payroll expenses	51,847
Shareholder services fees	35,337
Trustees’ fees	31,190
Accounting fees	22,500
Custodian fees	5,773
Miscellaneous expenses	28,284

Total Expenses	952,572

Net Investment Loss	(132,006)

Net Realized and Change in Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	3,769,955
Net realized gain on foreign currency transactions	6,189

Net realized gain on investments and foreign currency transactions	3,776,144

Net change in unrealized appreciation on investments	10,124,836
Net change in unrealized appreciation on foreign currency translations	1,787

Net change in unrealized appreciation on investments and foreign currency translations	10,126,623

Net Realized and Change in Unrealized Gain on Investments and Foreign Currency	13,902,767

Net Increase in Net Assets Resulting from Operations	13,770,761

Total Distributions to Preferred Shareholders	(859,200)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$12,911,561

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations:
Net investment loss	$(132,006)	$(435,800)
Net realized gain on investments and foreign currency transactions	3,776,144	1,567,551
Net change in unrealized appreciation on investments and foreign currency translations	10,126,623	6,812,239

Net Increase in Net Assets Resulting from Operations	13,770,761	7,943,990

Distributions to Preferred Shareholders:
Net investment income	—	(633,600)
Net realized short-term gain	(859,200)*	—

Total Distributions to Preferred Shareholders	(859,200)	(633,600)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	12,911,561	7,310,390

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	18,260,548	—
Offering costs for common shares charged to paid-in capital	(633,848)	—
Net decrease from repurchase of common shares	(24,572)	(293,456)
Offering costs for preferred shares charged to paid-in capital	—	(1,326,936)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	17,602,128	(1,620,392)

Net Increase in Net Assets Attributable to Common Shareholders	30,513,689	5,689,998

Net Assets Attributable to Common Shareholders:
Beginning of period	71,439,820	65,749,822

End of period (including undistributed net investment income of $0 and $0, respectively)	$101,953,509	$71,439,820

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2007 (e)
			2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$8.47		$7.76	$6.21	$8.03	$8.00

Net investment income/(loss)	(0.01)		(0.05)	(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions.	1.48		0.98	1.60	(1.70)	0.06

Total from investment operations	1.47		0.93	1.55	(1.77)	0.08

Distributions to Preferred Shareholders: (a)
Net investment income	—		(0.07)	—	—	—
Net realized short-term gain	(0.09	)(c)	—	—	—	—

Total distributions to preferred shareholders	(0.09)		(0.07)	—	—	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.38		0.86	1.55	(1.77)	0.08

Distributions to Common Shareholders:
Net investment income	—		—	—	(0.01)	(0.01)
Net realized short-term gain	—		—	—	(0.04)	(0.04)

Total distributions to common shareholders	—		—	—	(0.05)	(0.05)

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	(0.72)		0.01	—	—	—
Offering costs for preferred shares charged to paid-in capital	—		(0.16)	—	—	—
Offering costs for common shares charged to paid-in capital	(0.06)		—	—	—	—

Total fund share transactions	(0.78)		(0.15)	—	—	—

Net Asset Value Attributable to Common Shareholders, End of Period	$9.07		$8.47	$7.76	$6.21	$8.03

NAV total return †	15.96%		9.15%	24.96%	(22.03)%	1.00%

Market value, end of period	$7.73		$7.08	$6.70	$5.01	$7.09

Investment total return ††	15.49%		5.67%	33.73%	(28.63)%	(10.75)%

See accompanying notes to financial statements.

THE GABELLIHEALTHCARE & WELLNESSRx TRUST

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2007 (e)
			2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$131,954		$101,440	—	—	—
Net assets attributable to common shares, end of period (in 000’s)	$101,954		$71,440	$65,750	$52,622	$68,069
Ratio of net investment income/(loss) to average net assets attributable to common shares	(0.31	)%(d)	(0.65)%	(0.72)%	(0.94)%	0.56	%(d)
Ratio of operating expenses to average net assets attributable to common shares	2.27	%(d)	2.11%	2.04%	2.41%	1.97	%(d)
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.68	%(d)	1.82%	—	—	—
Portfolio turnover rate	31.6%		45.2%	55.7%	122.0%	26.7	%†††

Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$30,000		$30,000	—	—	—
Total shares outstanding (in 000’s)	1,200		1,200	—	—	—
Liquidation preference per share	$25.00		$25.00	—	—	—
Average market value (b)	$25.51		$25.35	—	—	—
Asset coverage per share	$109.96		$84.53	—	—	—
Asset coverage	440%		338%	—	—	—

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Based on weekly prices.
(c)	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(d)	Annualized.
(e)	The Gabelli Healthcare & WellnessRx Trust commenced investment operations on June 28, 2007.

See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization.  The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

Valuation Inputs	Investments in Securities (Market Value) Assets
Level 1 — Quoted Prices *	$116,899,884
Level 2 — Other Significant Observable Inputs *	14,991,090

Total	$131,890,974

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations and Warrants. Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2011.

There were no Level 3 investments held at June 30, 2011 or December 31, 2010.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Level 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under U.S. GAAP and are disclosed in the Schedule of Investments.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying

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NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the six months ended June 30, 2011, the Fund held no investments in options.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted or illiquid securities at June 30, 2011.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were neither custodian fee credits earned nor such interest expense incurred during the six months ended June 30, 2011.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Preferred
Distributions paid from:
Ordinary income	$633,600

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,159,475)
Net unrealized appreciation on investments and foreign currency translations	9,485,018

Total	$7,325,543

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,159,475 which are available to reduce future required distributions of net capital gains to shareholders. $199,277 of the loss carryforward is available through 2016; and $1,960,198 is available through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$112,140,570	$22,041,391	$(2,290,987)	$19,750,404

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2011, the Fund paid brokerage commissions on security trades of $34,879 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2011, the Fund accrued $51,847 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities for the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $40,414,547 and $33,560,717, respectively.

5.  Capital.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund repurchased and retired 3,456 and 43,058 shares of its common shares on the open market at a cost of $24,572 and $293,456 and an average discount of approximately 15.9%, and 17.3%, respectively, from its NAV.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Shares issued in rights offering	2,809,315	$18,260,548	—	—
Net decrease from repurchase of common shares	(3,456)	(24,572)	(43,058)	$(293,456)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares (“Preferred Shares”). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on 5.760% Series A Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the 5.760% rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund filed a $100 million shelf registration statement with the SEC that went effective June 21, 2010, enabling the Fund to offer additional common and preferred shares.

On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of 5.760% Series A Cumulative Preferred Shares. Commencing August 20, 2015 and at any time thereafter, the Fund, at its option, may redeem the Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of the Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2011, the Fund did not repurchase any of the Preferred Shares. At June 30, 2011, 1,200,000 Preferred Shares were outstanding and accrued dividends amounted to $19,200.

On March 8, 2011, the Fund distributed one transferable right for each of the 8,427,945 shares of common stock outstanding on that date. Three rights were required to purchase one additional share of common stock at the subscription price of $6.50 per share. On April 12, 2011, the Fund issued 2,809,315 shares of common stock, receiving proceeds of $18,260,548, prior to the deduction of offering expenses of $633,848. The NAV per share of the Fund was reduced by approximately $0.72 per share as a result of the issuance of shares below NAV.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including the Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Trustees (the “Board”) of The Gabelli Healthcare & WellnessRx Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the “Advisory Agreement”) are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on February 16, 2011, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as trustees, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered one year and three year investment performance for the Fund as compared with relevant equity indices and the performance of other sector equity closed end funds prepared by Lipper, including other funds focused on healthcare or life sciences. The Independent Board Members noted that the Fund’s performance was above the median of funds in its peer group for the prior three year period and in the bottom quartile of funds in its peer group for the prior one year period. The Independent Board Members also recognized that the performance of many of the funds in the peer group is not necessarily a good comparison for the Fund because of the Fund’s unique investment strategy compared with the investment strategies of many funds in the peer group. The Independent Board Members therefore did not place much weight on the peer group comparison and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund.

Costs of Services and Profits Realized by the Adviser.

(a)  Costs of Services to Fund: Fees and Expenses.  The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee paid by the Fund is lower than the median and average for its peer group, but recognized the Fund’s other expenses and total expenses were above the group median and average. They were advised that the above average other and total expenses related to the large number of shareholder accounts and related transfer agency costs. They concluded that the management fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(b)  Profitability and Costs of Services to Adviser.  The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund: (i) as part of the Fund Complex; and (ii) assuming the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoint) was considered reasonable.

Other Relevant Considerations.

(a)  Adviser Personnel and Methods.  The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b)  Other Benefits to the Adviser.  The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions.

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process the Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Healthcare & WellnessRX Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRX Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Healthcare & WellnessRX Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Robert C. Kolodny, MD

Physician, Principal of KBS Management LLC

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

Secretary

Carter W. Austin

Vice President

Peter D. Goldstein

Chief Compliance Officer

Agnes Mullady

President & Treasurer

Wayne C. Pinsent, CFA

Assistant Vice President & Ombudsman

David I. Schachter

Vice President

Adam E. Tokar

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.76% Preferred
NYSE–Symbol:	GRX	GRX PrA
Shares Outstanding:	11,237,260	1,200,000

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 01/01/11 through 01/31/11	Common – 3,456 Preferred – N/A	Common – $7.100 Preferred – N/A	Common – 3,456 Preferred – N/A	Common – 8,427,945 Preferred – 1,200,000

Month #2 02/01/11 through 02/28/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 8,427,945 Preferred Series A – 1,200,000

Month #3 03/01/11 through 03/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 8,427,945 Preferred – 1,200,000

Month #4 04/01/11 through 04/30/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,237,260 Preferred – 1,200,000

Month #5 05/01/11 through 05/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,237,260 Preferred – 1,200,000

Month #6 06/01/11 through 06/30/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,237,260 Preferred – 1,200,000

Total	Common – 3,456 Preferred Series A – N/A	Common – $7.100 Preferred Series A – N/A	Common – 3,456 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal Financial Officer
Date 9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal Financial Officer
Date 9/8/11

*	Print the name and title of each signing officer under his or her signature.